Exhibit 99.2

CORPORATE DATA

Catellus Development Corporation is a publicly traded real estate development company that began operating as a real estate investment trust effective January 1, 2004. The company owns and operates approximately 40.6 million square feet of predominantly industrial property in many of the country’s major distribution centers and transportation corridors. Catellus’ principal objective is sustainable, long-term growth in shareholder value, which it seeks to achieve by applying its strategic resources: a lower-risk/higher-return rental portfolio, a focus on expanding that portfolio through development, and the deployment of its proven land development skills to select opportunities where it can generate profits to recycle back into its core business. More information on the company is available at www.catellus.com.

Company Information	Senior Management
Corporate Office:	Nelson C. Rising, Chairman and Chief Executive Officer
201 Mission St., 2nd Floor	Ted Antenucci, President, Catellus Commercial Development
San Francisco, CA 94105	Bill Hosler, Senior Vice President and Chief Financial Officer
Phone: (415) 974-4500	Vanessa Washington, Senior Vice President and General Counsel
Fax: (415) 974-4550	Mike Wenzell, Vice President, Corporate Strategic Initiatives
www.catellus.com

Investor Contact Information	Corporate Officers
Investor Relations:	Willie Bogan - Vice President & Associate General Counsel
Minnie Wright	Chris Chen - Vice President & Associate General Counsel
Phone: (415) 974-4649	Joyce Ibardolasa - Vice President Human Resources & Administration
Fax: (415) 974-4550	Bill Lau - Vice President Finance & Treasurer
Email: minnie_wright@catellus.com	Margan Mitchell - Vice President Corporate Communications
Ed Sham - Vice President & Controller
David Zeiger - Vice President Taxation

Stock Information	Research Coverage
NYSE Ticker Symbol: CDX	Citigroup Smith Barney - John Stewart (212) 816-1685
Closing stock price on March 31, 2005 = $26.65	Banc of America Securities - Ross Nussbaum (212) 847-5668
Average daily volume for the quarter: 395,000 shares	Deutsche Bank Securities - Lou Taylor (212) 250-4912
GreenStreet Advisors - Jim Sullivan (949) 640-8780
Lehman Brothers - David Harris (212) 526-1790
Maxcor Financial - Rich Anderson (646) 346-7077
Merrill Lynch - Steve Sakwa (212) 449-0335
Morgan Stanley - Gregory Whyte (212) 761-6331
RBC Capital - David Copp/Jay Leupp (415) 633-8558 / 633-8588
Wachovia Securities - Christopher Haley (443) 263-6773

The accompanying financial statements and supplemental information are considered unaudited and should be read in conjunction with the Company’s report on Form 10-K for the fiscal year ended December 31, 2004, filed with the SEC.

SUPPLEMENTAL FINANCIAL PACKAGE

March 31, 2005

TABLE OF CONTENTS

FINANCIALS
CONSOLIDATED
Key financial data	1 - 2
Consolidated balance sheet	3
Consolidated balance sheet by segment	4
Consolidated statement of operations	5
Consolidated statement of cash flows	6
Funds from operations	7-8
Balance sheet detail and fully diluted shares outstanding	9
Notes receivable detail	10
Debt analysis	11
Capital expenditures	12

OPERATING SEGMENTS
Property book value by segment	13
Gross margin on property sales	14

ADDITIONAL INFORMATION
PORTFOLIO DATA
Net operating income and square feet by state	15-16
Same space net operating income	17-18
Full quarter net operating income by state	19
Full quarter net operating income detail by type	20
Buildings owned & occupancy	21
Lease expirations	22
Lease expirations - Industrial in square feet	23
Lease expirations - Industrial in monthly base rent	24
Ten largest tenants	25
Office buildings over 100,000 square feet and ground leases	26

DEVELOPMENT ACTIVITY
Land inventory	27
Construction starts and completions	28
Properties under construction	29
Work in process	30

URBAN, RESIDENTIAL & OTHER SEGMENT ACTIVITY
Summary of remaining non-core assets	31

OPERATING JOINT VENTURES	32
DEFINITIONS	33

Key Financial Data

(In thousands, except per share data)

	For the Three Months Ended or as of
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Share Data
Average common shares outstanding - basic	103,750	103,334	103,053	103,023	102,844
Average common shares outstanding - diluted	105,301	105,065	104,424	104,078	104,031

Common Share Price and Dividend
At end of period	$26.65	$30.60	$26.51	$24.65	$26.01
High during quarter	$30.35	$32.04	$27.80	$26.31	$27.15
Low during quarter	$26.65	$27.08	$24.69	$21.52	$24.03
Quarterly dividend per share	$0.27	$0.27	$0.27	$0.27	$0.27

Market Capitalization
Market value of common equity	$2,764,938	$3,162,020	$2,731,935	$2,539,517	$2,674,972
Total debt	1,255,104	1,440,528	1,353,941	1,326,946	1,332,731

Total market capitalization	$4,020,042	$4,602,548	$4,085,876	$3,866,463	$4,007,703

Total debt / total market capitalization	31.2%	31.3%	33.1%	34.3%	33.3%

Selected Balance Sheet Data
Book value of real estate assets (before accum. dep.)	$2,370,210	$2,316,289	$2,635,367	$2,553,387	$2,495,731
Total assets	$2,472,173	$2,708,344	$2,568,799	$2,547,796	$2,563,361
Total liabilities	$1,717,823	$1,964,753	$1,831,009	$1,815,678	$1,842,184
Total shareholders’ equity	$754,350	$743,591	$737,790	$732,118	$721,177

Income Items
Net income	$33,318	$74,560	$29,813	$35,334	$32,091
Core segment FFO as adjusted (1)	$48,720	$34,540	$34,134	$40,170	$46,292
Lease termination fees	$7	$1,337	$121	$78	$—
Straight line rent adjustment	$670	$610	$976	$1,203	$1,345

Per Share Data (diluted)
Earnings per share	$0.32	$0.71	$0.29	$0.34	$0.31
Core segment FFO per share as adjusted (1)	$0.46	$0.33	$0.33	$0.39	$0.44

Portfolio Data
Rental property - square feet owned	40,642	40,544	40,672	41,373	39,966
Rental property - square feet leased	38,491	38,406	38,294	39,611	38,242
Rental property - occupancy %	94.7%	94.7%	94.2%	95.7%	95.7%

Core Segment Construction Activity (square feet)
Under construction, beginning of period	4,271	3,511	2,243	2,898	4,313
Construction starts during period	—	1,869	1,268	837	406
Less: construction completed - retained in portfolio	(103)	(92)	—	(1,492)	(1,763)
Less: construction completed - design build/fee	—	(1,000)	—	—	—
Less: construction completed - build to sell	(105)	—	—	—	(58)
Less: construction completed - joint venture development	—	(17)	—	—	—

Under construction, end of period	4,063	4,271	3,511	2,243	2,898

Sales Backlog
Core segment - income property sales	$—	$11,235	$11,000	$30,730	$31,377
Core segment - development sales	$41,003	$49,900	$33,775	$18,542	$8,039
Urban/Residential/Other segment - asset sales	$8,393	$14,655	$370,447	$63,135	$64,088

(1)	A reconciliation of net income to funds from operations (FFO) is provided on pages 7-10

Key Financial Data Reconciliation

(In thousands, except ratios)

	For the Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Reconciliation to EBITDA (1)
Net Income	$33,318	$74,560	$29,813	$35,334	$32,091
Interest expense	17,581	17,766	15,959	16,692	15,753
Capitalized interest in cost of sales (2)	1,046	72,795	5,878	425	2,161
Income taxes	8,148	28,027	5,905	982	931
Depreciation and amortization	18,714	17,504	20,575	19,230	18,077

EBITDA (1)	$78,807	$210,652	$78,130	$72,663	$69,013

Interest Charges (1)
Interest expense	$17,581	$17,766	$15,959	$16,692	$15,753
Less non-cash interest (amortization of deferred loan fees)	(1,409)	(1,020)	(1,243)	(1,252)	(1,372)
Capitalized interest	3,671	4,458	5,528	4,751	5,775

Total interest charges	$19,843	$21,204	$20,244	$20,191	$20,156

Fixed Charges
Total interest charges	$19,843	$21,204	$20,244	$20,191	$20,156
Regularly scheduled principal payments	6,247	6,023	6,097	6,100	5,245

Total fixed charges	$26,090	$27,227	$26,341	$26,291	$25,401

Ratios
Interest coverage ratio	3.97	9.93	3.86	3.60	3.42
Fixed charge coverage ratio	3.02	7.74	2.97	2.76	2.72

(1)	Includes discontinued operations. See Statement of Operations.
(2)	Fourth quarter 2004 increase in capitalized interest in cost of sales is due to FOCIL sale

Consolidated Balance Sheet

(In thousands)

(Unaudited)

	March 31, 2005	December 31, 2004
Assets

Properties	$2,370,210	$2,316,289
Less accumulated depreciation	(507,639)	(490,409)

	1,862,571	1,825,880
Other assets and deferred charges, net	215,727	224,932
Notes receivable, less allowance	296,150	329,758
Accounts receivable, less allowance	30,720	35,800
Assets held for sale	—	10,336
Restricted cash and investments	12,867	29,569
Cash and cash equivalents	54,138	252,069

Total	$2,472,173	$2,708,344

Liabilities and stockholders’ equity

Mortgage and other debt	$1,255,104	$1,440,528
Accounts payable and accrued expenses	125,392	201,238
Deferred credits and other liabilities	299,431	286,780
Liabilities associated with assets held for sale	—	88
Deferred income taxes	37,896	36,119

Total liabilities	1,717,823	1,964,753

Stockholders’ equity
Common stock - 105,027 and 104,720 shares issued, and 103,875 and 103,317 shares outstanding at March 31, 2005 and December 31, 2004, respectively	1,050	1,047
Paid-in capital	515,787	509,407
Unearned value of restricted stock and restricted stock units (1,152 and 1,403 shares at March 31, 2005 and December 31, 2004, respectively)	(24,018)	(23,049)
Accumulated earnings	261,531	256,186

Total stockholders’ equity	754,350	743,591

Total	$2,472,173	$2,708,344

Pro Forma Consolidated Balance Sheet

As of March 31, 2005

(In thousands)

(Unaudited)

	Total	Core Segment	Urban/Residential/ Other Segment
Assets

Properties, net of accumulated depreciation	$1,862,571	$1,795,770	$66,801
Other assets and deferred charges, net	215,727	187,623	28,104
Notes receivable, less allowance	296,150	292,405	3,745
Accounts receivable, less allowance	30,720	22,633	8,087
Restricted cash and investments	12,867	12,867	—
Cash and cash equivalents	54,138	54,138	—

Total assets	$2,472,173	$2,365,436	$106,737

Liabilities and Stockholders’ Equity

Mortgage and other debt	$1,255,104	$1,255,104	$—
Accounts payable and accrued expenses	125,392	114,655	10,737
Deferred credits and other liabilities	299,431	259,277	40,154
Deferred income taxes	37,896	30,689	7,207

Total liabilities	1,717,823	1,659,725	58,098

Stockholders’ Equity	754,350	705,711	48,639

Total liabilities and stockholders’ equity	$2,472,173	$2,365,436	$106,737

Consolidated Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended March 31,
	2005	2004
Revenue
Rental revenue	$78,357	$76,037
Sales revenue	33,144	37,691
Management, development and other fees	7,544	1,699

	119,045	115,427

Costs and expenses
Property operating costs	(22,256)	(20,966)
Cost of sales	(22,898)	(23,090)
Selling, general and administrative expenses	(12,290)	(12,951)
Depreciation and amortization	(18,691)	(17,716)

	(76,135)	(74,723)

Operating income	42,910	40,704

Other income
Equity in earnings of operating joint ventures, net	2,833	2,414
Equity in earnings of development joint ventures, net	5,086	1,227
Gain on non-strategic asset sales	20	61
Interest income	8,895	2,777
Other	89	301

	16,923	6,780

Other expenses
Interest expense	(17,573)	(15,503)
REIT transition costs	—	(212)
Other	(1,498)	(430)

	(19,071)	(16,145)

Income before income taxes and discontinued operations	40,762	31,339

Income tax expense	(8,148)	(931)

Income from continuing operations	32,614	30,408

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	736	1,616
(Loss) income from discontinued operations	(32)	67

Net gain from discontinued operations	704	1,683

Net income	$33,318	$32,091

Income per share from continuing operations
Basic	$0.31	$0.30

Assuming dilution	$0.31	$0.29

Income per share from discontinued operations
Basic	$0.01	$0.01

Assuming dilution	$0.01	$0.02

Net income per share
Basic	$0.32	$0.31

Assuming dilution	$0.32	$0.31

Average number of common shares outstanding - basic	103,750	102,844

Average number of common shares outstanding - diluted	105,301	104,031

Dividends declared per share	$0.27	$0.27

Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended 03/31/05	Three Months Ended 03/31/04
Cash flows from operating activities:
Net income	$33,318	$32,091
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,691	17,716
Deferred income taxes expense (benefit)	1,777	(4,099)
Deferred gain recognized	(58)	(7,990)
Amortization of deferred loan fees and other costs	1,409	1,372
Equity in earnings of joint ventures	(7,919)	(3,641)
Operating distributions from joint ventures	1,857	4,399
Gain on sale of investment property	(489)	(1,616)
Cost of development property sold and non-strategic assets sold	22,912	43,216
Capital expenditures for development property	(11,374)	(8,776)
Other property acquisitions	(6,064)	(10,523)
Other, net	1,686	2,159
Changes in assets and liabilities:
Accounts receivable	5,038	1,166
Notes receivable	33,608	15,772
Other assets and deferred charges	8,432	(16,494)
Accounts payable and accrued expenses	(22,582)	(17,896)
Deferred credits and other liabilities	13,845	19,263

Net cash provided by operating activities	94,087	66,119

Cash flows from investing activities:
Property acquisitions	(16,388)	(1,214)
Capital expenditures for investment property	(37,832)	(55,935)
Tenant improvements	(911)	(1,784)
Reimbursable construction costs	—	(3,579)
Net proceeds from sale of investment property	2,853	3,454
Contributions to joint ventures	(42)	(259)
Net increase in restricted cash	16,702	35,327

Net cash used in investing activities	(35,618)	(23,990)

Cash flows from financing activities:
Borrowings	—	91,351
Repayment of borrowings	(184,247)	(110,427)
Dividend paid	(74,291)	(27,729)
Proceeds from issuance of common stock	2,138	3,368

Net cash used in financing activities	(256,400)	(43,437)

Net decrease in cash and cash equivalents	(197,931)	(1,308)
Cash and cash equivalents at beginning of period	252,069	45,931

Cash and cash equivalents at end of period	$54,138	$44,623

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest (net of amount capitalized)	$16,253	$14,318
Income taxes	$247	$5,357
Non-cash financing activities:
Debt forgiveness-property reconveyance	$(1,177)	$(8,862)

Reconciliation of Net Income to Funds From Operations

For the three months ended March 31, 2005

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31, 2005
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$78,400	$—	$78,400	$(43)	$78,357
Sales revenue	22,316	13,714	36,030	(2,886)	33,144
Management, development and other fees	3,710	3,834	7,544	—	7,544

	104,426	17,548	121,974	(2,929)	119,045

Costs and expenses
Property operating costs	(22,300)	—	(22,300)	44	(22,256)
Cost of sales	(13,947)	(11,101)	(25,048)	2,150	(22,898)
Selling, general and administrative expenses	(9,721)	(2,569)	(12,290)	—	(12,290)
Depreciation and amortization	(18,603)	(111)	(18,714)	23	(18,691)

	(64,571)	(13,781)	(78,352)	2,217	(76,135)

Operating income	39,855	3,767	43,622	(712)	42,910

Other income
Equity in earnings of operating joint ventures, net	2,833	—	2,833	—	2,833
Equity in earnings of development joint ventures, net	1,534	3,552	5,086	—	5,086
Gain on non-strategic asset sales	—	20	20	—	20
Interest income	7,983	912	8,895	—	8,895
Other	17	72	89	—	89

	12,367	4,556	16,923	—	16,923

Other expenses
Interest expense	(17,581)	—	(17,581)	8	(17,573)
Other	(1,555)	57	(1,498)	—	(1,498)

	(19,136)	57	(19,079)	8	(19,071)

Income before income taxes and discontinued operations	33,086	8,380	41,466	(704)	40,762
Income tax expense	(3,236)	(4,912)	(8,148)	—	(8,148)

Income from continuing operations	29,850	3,468	33,318	(704)	32,614

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	736	736
Loss from discontinued operations	—	—	—	(32)	(32)

Gain from discontinued operations	—	—	—	704	704

Net income	$29,850	$3,468	$33,318	$—	$33,318

Depreciation	19,359	107	19,466	—	19,466
Gain on rental property sales	(489)	—	(489)	—	(489)

Funds from operations (FFO)	$48,720	$3,575	$52,295	$—	$52,295

FFO per share
Basic	$0.47	$0.03	$0.50	$—	$0.50

Assuming dilution	$0.46	$0.04	$0.50	$—	$0.50

Average number of common shares outstanding-basic	103,750	103,750	103,750	103,750	103,750
Average number of common shares outstanding-diluted	105,301	105,301	105,301	105,301	105,301

See definition of FFO

Reconciliation of Net Income to Funds From Operations

For the three months ended March 31, 2004

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31, 2004
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$77,165	$—	$77,165	$(1,128)	$76,037
Sales revenue	30,584	10,657	41,241	(3,550)	37,691
Management, development and other fees	984	715	1,699	—	1,699

	108,733	11,372	120,105	(4,678)	115,427

Costs and expenses
Property operating costs	(21,416)	—	(21,416)	450	(20,966)
Cost of sales	(14,856)	(10,168)	(25,024)	1,934	(23,090)
Selling, general and administrative expenses	(6,640)	(6,311)	(12,951)	—	(12,951)
Depreciation and amortization	(17,777)	(300)	(18,077)	361	(17,716)

	(60,689)	(16,779)	(77,468)	2,745	(74,723)

Operating income	48,044	(5,407)	42,637	(1,933)	40,704

Other income
Equity in earnings of operating joint ventures, net	2,414	—	2,414	—	2,414
Equity in earnings of development joint ventures, net	—	1,227	1,227	—	1,227
Gain on non-strategic asset sales	—	61	61	—	61
Interest income	2,375	402	2,777	—	2,777
Other	284	17	301	—	301

	5,073	1,707	6,780	—	6,780

Other expenses
Interest expense	(15,753)	—	(15,753)	250	(15,503)
REIT transition costs	—	(212)	(212)	—	(212)
Other	(18)	(412)	(430)	—	(430)

	(15,771)	(624)	(16,395)	250	(16,145)

Income before income taxes and discontinued operations	37,346	(4,324)	33,022	(1,683)	31,339
Income tax benefit (expense)	(5,332)	4,401	(931)	—	(931)

Income from continuing operations	32,014	77	32,091	(1,683)	30,408

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	1,616	1,616
Income from discontinued operations	—	—	—	67	67

Gain from discontinued operations	—	—	—	1,683	1,683

Net income	$32,014	$77	$32,091	$—	$32,091
Depreciation	18,250	184	18,434	—	18,434
Gain on rental property sales	(3,972)	—	(3,972)	—	(3,972)

Funds from operations (FFO)	$46,292	$261	$46,553	$—	$46,553

FFO per share
Basic	$0.45	$—	$0.45	$—	$0.45

Assuming dilution	$0.44	$0.01	$0.45	$—	$0.45

Average number of common shares outstanding-basic	102,844	102,844	102,844	102,844	102,844
Average number of common shares outstanding-diluted	104,031	104,031	104,031	104,031	104,031

See definition of FFO

Balance Sheet Detail and Fully Diluted Shares Outstanding

As of March 31, 2005

(In thousands, except share data)

Balance Sheet Description:		Source of additional information	March 31, 2005 Book Value
Assets
Rental properties		(See page 19 for Full quarter NOI)		$2,005,247
Investments in operating joint ventures		(equity in earnings of $6,551 for trailing 12 months)		(20,217)

Total rental properties				1,985,030

Development properties Work-in-process Investments in development joint ventures Other property assets	}	(see further detail on page 13)		249,683 97,990 19,156 18,351
Less accumulated depreciation				(507,639)

Total properties				1,862,571

Other assets and deferred charges, net includes:				215,727
Debt issuance costs and loan fees			$8,801
Interest rate lock			$6,041
Straight line rent asset			$39,802
Prepaid leasing commissions			$40,835
Consolidated bond district assets			$31,885
Notes receivable		(see further detail on page 10)		296,150
Accounts receivable				30,720
Restricted cash and investments				12,867
Cash and cash equivalents				54,138

Total Assets				$2,472,173

Liabilities
Income property debt Land development, infrastructure, and other debt	}	(see further detail on page 11)		$1,192,942 62,162

Total mortgage and other debt				1,255,104

Accounts payable and accrued expenses				125,392
Deferred credits and other liabilities includes:				299,431
Cisco prepaid rent			$92,476
Deferred income taxes				37,896

Total Liabilities				1,717,823

Stockholders’ Equity
Total stockholders’ equity				754,350

Total Liabilities and Stockholders’ Equity				$2,472,173

Calculation of fully diluted shares outstanding
Shares issued and outstanding				103,875,231
Total options in the money		End of quarter (non-GAAP)		812,251
Stock Price @ quarter end				$26.65
Average option strike price per share		End of quarter (non-GAAP)		$13.25
Dilutive effect (using treasury method)				408,320
Restricted stock, restricted stock units and other incentive plans				1,447,238
Director stock units - fully dilutive				138,905

Fully diluted shares outstanding at quarter end				105,869,694

Notes Receivable Detail

As of March 31, 2005

(In thousands)

	Principal Balance	Interest Rate	Maturity Date	Expected pay-off
				2005	2006	2007	Thereafter
FOCIL (REIT) (1)	$202,341	10-12%	12/01/10	$120,151	$82,190	$—	$—
FOCIL (TRS)	32,962	10-12%	12/01/10	28,365	4,597	—	—
104th Avenue Investment Partners	13,662	8.50%	08/31/07	1,600	—	12,062	—
Citymark Oceanside, LLC	10,000	Prime + 2%	12/01/09	76	108	116	9,700
Alexandria Real Estate No. 19, LLC	25,720	6.75%	03/01/07	—	—	25,720	—
Miscellaneous	11,465	various	various	2,650	2,584	—	6,231

Notes Receivable, less allowance	$296,150			$152,842	$89,479	$37,898	$15,931

(1)	As part of FOCIL transaction the company has agreed to finance up to $123 million on certain remaining sales of FOCIL assets to third parties totaling $164 million.

Debt Analysis

As of March 31, 2005

(In thousands)

	Interest Rate	Maturity Date	Total Outstanding Debt	2005	2006	2007	2008	2009	Thereafter
Fixed rate mortgage loan	6.01%	11/11/08	$338,758	$4,978	$6,995	$7,427	$319,358	$—	$—
Fixed rate mortgage loan	5.96%	11/11/08	73,657	1,061	1,490	1,582	69,524	—	—
Fixed rate mortgage loan	7.05%	04/01/12	253,312	3,909	5,545	5,949	6,382	6,847	224,680
Fixed rate mortgage loan	7.25%	04/12/16	191,755	1,897	2,696	2,898	3,115	3,349	177,800
Fixed rate mortgage loan	6.65%	10/01/06	110,995	2,300	108,695	—	—	—	—
Fixed rate mortgage loan	6.65%	11/01/06	20,387	273	20,114	—	—	—	—
Fixed rate mortgage loan	6.65%	07/01/07	4,337	55	78	4,204	—	—	—
Fixed rate mortgage loan	7.29%	09/01/09	21,449	384	545	586	631	19,303	—
Fixed rate mortgage loan	7.29%	09/01/09	6,593	73	105	113	122	6,180
Fixed rate mortgage loan	7.29%	01/01/08	4,145	46	65	70	3,964	—	—
Fixed rate mortgage loan	7.29%	01/01/08	9,102	100	141	151	8,710	—	—
Fixed rate mortgage loan	7.29%	01/01/08	7,324	124	175	188	6,837	—	—
Fixed rate mortgage loan	7.29%	05/01/10	11,570	163	230	247	266	286	10,378
Fixed rate mortgage loan	7.29%	01/01/08	9,786	106	149	160	9,371	—	—
Fixed rate mortgage loan	9.00%	01/01/08	570	68	97	106	299	—	—
Fixed rate mortgage loan	9.50%	12/10/07	2,668	83	121	2,464	—	—	—
Fixed rate mortgage loan	8.13%	03/01/09	1,259	205	295	320	347	92	—
Fixed rate mortgage loan	9.34%	10/01/06	11,354	429	10,925	—	—	—	—
Total Fixed rate mortgage loans			$1,079,021	$16,254	$158,461	$26,465	$428,926	$36,057	$412,858
Floating rate mortgage loan	LIBOR + 1.80%	10/01/05	$69,379	$69,379	$—	$—	$—	$—	$—
Floating rate mortgage loan	LIBOR + 1.80%	10/01/05	19,081	19,081	—	—	—	—	—
Floating rate mortgage loan	LIBOR + 2.25%	08/01/06	25,462	511	24,951	—	—	—	—

Total Floating rate mortgage loans			113,922	88,971	24,951	0	—	—	—

Subtotal Income Property Debt			$1,192,943	$105,225	$183,412	$26,465	$428,926	$36,057	$412,858

Revolving Credit Facility	Eurodollar + 2.00%	09/17/06	$—	$—	$—	$—	$—	$—	$—

Land Development, Infrastructure and Other Debt
Land Development, Infrastructure	Floating	11/30/08	$100	$25	$25	$25	$25		$—

Land acquisition and development loans			$100	$25	$25	$25	$25	$—	$—

Assessment district bonds	Various	Various	$61,792	$766	$1,126	$1,395	$1,419	$1,520	$55,566
Other	LIBOR + 2.42%	09/15/06	269	130	139		—	—	—

Total Other			$269	$130	$139	$—	$—	$—	$—

Subtotal Land Development, Infrastructure and Other Debt			$62,161	$921	$1,290	$1,420	$1,444	$1,520	$55,566

Total			$1,255,104	$106,146	$184,702	$27,885	$430,370	$37,577	$468,424

Weighted average interest rate by year				6.82%	6.84%	6.84%	7.46%	6.90%	6.88%

Floating and fixed rate debt analysis
	% of Total Debt	Weighted Avg. Interest Rate	Weighted Average Coupon	Weighted Avg. Maturity (years)
Floating	11.69%	4.82%	4.09%	4.32
Fixed	88.31%	6.98%	6.68%	5.38

Total	100.00%	6.73%	6.38%	5.25

Capital Expenditures

For the three months ended March 31, 2005

(In thousands)

Capital expenditures reflected in the statement of cash flows include the following:

Capital expenditures from operating activities (1)
Capital expenditures for development properties	$8,887
Infrastructure and other	2,045
Other property acquisitions	6,064
Capitalized interest	411
Capitalized property tax	31

Total capital expenditures in operating activities	17,438

Capital expenditures from investing activities (2)
Construction	24,603
Rental properties - building improvements	1,080
Predevelopment	729
Infrastructure and other	7,430
Commercial property acquisitions	16,388
Other property acquisitions	105
Tenant improvements	911
Capitalized interest	3,219
Capitalized property tax	666

Capital expenditures for investment properties	55,131
Contributions to joint ventures	42

Total capital expenditures in investing activities	55,173

Total capital expenditures (3)	$72,611

Capital expenditures for the rental portfolio included above:
Tenant improvements - Industrial	$297
Tenant improvements - Office	520
Tenant improvements - Retail	94
2nd generation leasing commisions - Industrial	472
2nd generation leasing commisions - Office	127
2nd generation leasing commisions - Retail	8
Building improvements - Industrial	800
Building improvements - Office	203
Building improvements - Retail	77

Total	$2,598

(1)	This category primarily includes capital expenditures for properties we intend to build and sell.
(2)	This category primarily includes capital expenditures for properties we intend to hold for our own account.
(3)	Total capital expenditures include capitalized general and administrative expenses of $2.6 million.

Property Book Value by Segment

(In thousands)

(Unaudited)

As of March 31, 2005	Core	Urban/Residential/ Other	Total
Rental properties	$2,005,247	$—	$2,005,247
Development properties (core)	195,360	—	195,360
Development properties (urban)	—	54,323	54,323
Work-in-process (see page 30)	97,990	—	97,990
Investment in development joint ventures (core)	4,343	—	4,343
Investment in development joint ventures (residential)	—	14,813	14,813
Investment in operating joint ventures	(20,217)	—	(20,217)
Furniture and other	15,341	3,010	18,351

Subtotal	2,298,064	72,146	2,370,210
Accumulated depreciation	(502,294)	(5,345)	(507,639)

Total	$1,795,770	$66,801	$1,862,571

As of December 31, 2004	Core	Urban/Residential/ Other	Total
Rental properties	$1,945,063	$—	$1,945,063
Development properties (core)	173,305	—	173,305
Development properties (urban)	—	80,959	80,959
Work-in-process (see page 30)	97,624	8,380	106,004
Investment in development joint ventures (core)	2,773	—	2,773
Investment in development joint ventures (residential)	—	11,079	11,079
Investment in operating joint ventures	(21,184)	—	(21,184)
Furniture and other	15,217	3,073	18,290

Subtotal	2,212,798	103,491	2,316,289
Accumulated depreciation	(484,857)	(5,552)	(490,409)

Total	$1,727,941	$97,939	$1,825,880

Gross Margin on Property Sales

For the three months ended March 31, 2005

(In thousands)

	Core	Urban Residential/ Other	Pre FAS 144 Subtotal	Less Discontinued Operations	GAAP Total
Buildings
Sales	$6,925	$10,491	$17,416	$(2,886)	$14,530
Cost of sales	(5,527)	(9,985)	(15,512)	2,110	(13,402)

Gain	1,398	506	1,904	(776)	1,128

Gross margin	20.19%	4.82%	10.93%	26.89%	7.76%

Land and lots
Sales	15,391	3,223	18,614	—	18,614
Cost of sales	(8,119)	(1,116)	(9,235)	40	(9,195)

Gain	7,272	2,107	9,379	40	9,419

Gross margin	47.25%	65.37%	50.39%		50.60%

Ground leases/other
Sales	—	—	—	—	—
Cost of sales	(301)	—	(301)	—	(301)

Gain (loss)	(301)	—	(301)	—	(301)

Gross margin	0.00%	0.00%	0.00%	0.00%	0.00%

Total
Sales	22,316	13,714	36,030	(2,886)	33,144
Cost of sales	(13,947)	(11,101)	(25,048)	2,150	(22,898)

	$8,369	$2,613	$10,982	$(736)	10,246

Gross margin	37.50%	19.05%	30.48%	25.50%	30.91%

Net Operating Income (NOI) and Square Feet by State

Quarter ended March 31, 2005

(In thousands - except for percentages)

Rental Revenue by State

	Industrial		Office		Retail		Total
	Rental Revenue	% of Total	Rental Revenue	% of Total	Rental Revenue	% of Total	Rental Revenue	% of Total
Southern California	$18,824	24.0%	$2,604	3.3%	$1,052	1.3%	$22,480	28.6%
Northern California	8,149	10.4%	6,076	7.8%	3,704	4.7%	17,929	22.9%
Illinois	7,502	9.6%	2,940	3.8%	—	0.0%	10,442	13.4%
Colorado	3,469	4.4%	1,715	2.2%	364	0.5%	5,548	7.1%
Texas	3,156	4.0%	3,173	4.0%	—	0.0%	6,329	8.0%
Arizona	1,505	1.9%	—	0.0%	99	0.1%	1,604	2.0%
Oregon	781	1.0%	136	0.2%	162	0.2%	1,079	1.4%
Maryland	874	1.1%	—	0.0%	—	0.0%	874	1.1%
Georgia	511	0.7%	—	0.0%	—	0.0%	511	0.7%
Ohio	793	1.0%	—	0.0%	—	0.0%	793	1.0%
Kentucky	550	0.7%	—	0.0%	—	0.0%	550	0.7%
Kansas	348	0.4%	—	0.0%	—	0.0%	348	0.5%
Virginia	261	0.3%	—	0.0%	—	0.0%	261	0.3%

Subtotal	$46,723	59.5%	$16,644	21.3%	$5,381	6.8%	$68,748	87.7%

Ground leases and other							8,475	10.8%
Train stations							1,075	1.4%
Interim properties							102	0.1%
Rental revenue before discontinued operations and equity in earnings of operating JV’s, net							78,400	100.0%
Less discontinued operations							(43)

Rental revenue from continuing operations before equity in earnings of operating JV’s, net							78,357
Equity in earnings of operating JV’s, net							$2,833

Total rental revenue, net							$81,190

Property Operating Costs by State

	Industrial		Office		Retail		Total
	Property Operating Costs	% of Total	Property Operating Costs	% of Total	Property Operating Costs	% of Total	Property Operating Costs	% of Total
Southern California	$3,664	16.4%	$797	3.6%	$343	1.5%	$4,804	21.5%
Northern California	1,860	8.3%	1,574	7.1%	1,280	5.7%	4,714	21.1%
Illinois	1,904	8.6%	1,826	8.2%	—	0.0%	3,730	16.8%
Colorado	1,080	4.8%	744	3.3%	116	0.5%	1,940	8.6%
Texas	902	4.0%	1,501	6.7%	—	0.0%	2,403	10.7%
Arizona	460	2.1%	—	0.0%	102	0.5%	562	2.6%
Oregon	161	0.7%	112	0.5%	49	0.2%	322	1.4%
Maryland	102	0.5%	—	0.0%	—	0.0%	102	0.5%
Georgia	48	0.2%	—	0.0%	—	0.0%	48	0.2%
Ohio	175	0.8%	—	0.0%	—	0.0%	175	0.8%
Kentucky	82	0.4%	—	0.0%	—	0.0%	82	0.4%
Kansas	69	0.3%	—	0.0%	—	0.0%	69	0.3%
Virginia	33	0.2%	—	0.0%	—	0.0%	33	0.2%

Total	$10,540	47.3%	$6,554	29.4%	$1,890	8.4%	$18,984	85.1%

Ground leases and other							1,932	8.7%
Train stations							990	4.4%
Interim properties							394	1.8%

Property operating costs before discontinued operations							22,300	100.0%
Less discontinued operations							(44)

Total property operating costs							22,256

Net Operating Income (NOI) and Square Feet by State (continued)

Quarter ended March 31 2005

(In thousands - except for percentages)

Net Operating Income (Rental Revenue less Property Operating Costs) by State

	Industrial		Office		Retail		Total
	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total
Southern California	$15,160	27.0%	$1,807	3.2%	$709	1.3%	$17,676	31.5%
Northern California	6,289	11.2%	4,502	8.0%	2,424	4.3%	13,215	23.5%
Illinois	5,598	10.0%	1,114	2.0%	—	0.0%	6,712	12.0%
Colorado	2,389	4.3%	971	1.7%	248	0.4%	3,608	6.4%
Texas	2,254	4.0%	1,672	3.0%	—	0.0%	3,926	7.0%
Arizona	1,045	1.9%	—	0.0%	(3)	0.0%	1,042	1.9%
Oregon	620	1.1%	24	0.0%	113	0.2%	757	1.3%
Maryland	772	1.4%	—	0.0%	—	0.0%	772	1.4%
Georgia	463	0.8%	—	0.0%	—	0.0%	463	0.8%
Ohio	618	1.1%	—	0.0%	—	0.0%	618	1.1%
Kentucky	468	0.8%	—	0.0%	—	0.0%	468	0.8%
Kansas	279	0.5%	—	0.0%	—	0.0%	279	0.5%
Virginia	228	0.4%	—	0.0%	—	0.0%	228	0.4%

Subtotal	$36,183	64.5%	$10,090	17.9%	$3,491	6.2%	$49,764	88.6%

Ground leases and other							6,543	11.7%
Train stations							85	0.2%
Interim properties							(292)	-0.5%

Net operating income before discontinued operations and equity in earnings of operating JV’s, net							56,100	100.0%
Less discontinued operations							1

Net operating income from continuing operations before equity in earnings of operating JV’s, net							56,101
Equity in earnings of operating JV’s, net							$2,833

Total net operating income							$58,934

Square Feet by State - As of March 31, 2005

	Industrial		Office		Retail		Total
	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total
Southern California	14,208	35.0%	524	1.3%	216	0.5%	14,948	36.8%
Illinois	6,385	15.7%	594	1.5%	—	0.0%	6,979	17.2%
Northern California	5,023	12.3%	807	2.0%	677	1.7%	6,507	16.0%
Texas	3,264	8.0%	871	2.1%	—	0.0%	4,135	10.1%
Colorado	2,353	5.8%	273	0.7%	100	0.2%	2,726	6.7%
Arizona	1,123	2.8%	—	0.0%	74	0.2%	1,197	3.0%
Georgia	980	2.4%	—	0.0%	—	0.0%	980	2.4%
Ohio	966	2.4%	—	0.0%	—	0.0%	966	2.4%
Oregon	545	1.3%	57	0.1%	37	0.1%	639	1.5%
Kentucky	549	1.4%	—	0.0%	—	0.0%	549	1.4%
Maryland	471	1.2%	—	0.0%	—	0.0%	471	1.2%
Kansas	293	0.7%	—	0.0%	—	0.0%	293	0.7%
Virginia	252	0.6%	—	0.0%	—	0.0%	252	0.6%

Total	36,412	89.6%	3,126	7.7%	1,104	2.7%	40,642	100.0%

Same Space Net Operating Income

For the three months ended March 31, 2005

(In thousands, except per square feet data)

	Q1-05	Q1-04	Increase (Decrease)
Industrial
Rental revenue	$43,490	$44,128	-1.4%
Property operating costs	(9,964)	(9,973)	-0.1%

Net operating income - GAAP	$33,526	$34,155	-1.8%

Adjustments	—	(485)
Net operating income - adjusted (1)	$33,526	$33,670	-0.4%

Square feet	32,999	32,982

Same space occupancy	95.1%	96.5%
Same space NOI (adjusted) psf owned	$1.02	$1.02

Office
Rental revenue	$16,488	$17,160	-3.9%
Property operating costs	(6,493)	(6,781)	-4.2%

Net operating income - GAAP	$9,995	$10,379	-3.7%

Adjustments	—	(85)
Net operating income - adjusted (1)	$9,995	$10,294	-2.9%

Square feet	3,125	3,120

Same space occupancy	85.8%	88.9%
Same space NOI psf owned	$3.20	$3.30

Retail
Rental revenue	$3,827	$3,638	5.2%
Property operating costs	(1,188)	(1,079)	10.1%

Net operating income - GAAP	$2,639	$2,559	3.1%

Adjustments	—	(131)
Net operating income - adjusted (1)	$2,639	$2,428	8.7%

Square feet	868	868

Same space occupancy	88.8%	88.1%
Same space NOI psf owned	$3.04	$2.80

Total
Same space rental revenue	$63,805	$64,926	-1.7%
Same space property operating costs	$(17,645)	$(17,833)	-1.1%

Same space net operating income - GAAP	$46,160	$47,093	-2.0%

Adjustments	—	(701)
Same space net operating income - adjusted (1)	$46,160	$46,392	-0.5%

Square feet	36,992	36,970

Same space occupancy	94.2%	95.7%
Same space NOI psf owned	$1.25	$1.25

(1)	Adjusted for one time or unusual items such as lease termination fees, changes in accounting estimates or other material non-recurring income or expenses.

Same Space Net Operating Income

For the three months ended March 31, 2005

(In thousands)

	Q1-05	Q1-04
Reconciliation of Same Space NOI to Total NOI
Same space net operating income - GAAP	$46,160	$47,093
New buildings rental revenue	6,176	933
New buildings property operating costs	(1,470)	(214)
Sold buildings rental revenue	156	1,116
Sold buildings property operating costs	(63)	(421)
Ground lease and interim property rental revenues	8,262	10,191
Ground leases and interim property operating expenses	(3,121)	(2,949)

NOI before discontinued operations and equity in earnings of operating JV’s, net	56,100	55,749
Less discontinued operations	1	(678)

NOI from continuing operations before equity in earnings of operating JV’s, net	56,101	55,071
Equity in earnings of operating joint ventures, net	2,833	2,414

Total net operating income	$58,934	$57,485

Full Quarter Net Operating Income by State

For the three months ended March 31, 2005

(In thousands, except for percentages)

	NOI (1)	Discontinued Operations		NOI GAAP	Adjustments for New Bldgs		Full Quarter NOI (2)	% of Total
Industrial
Southern California	$15,160	$		$15,160	$		$15,160	25.6%
Northern California	6,289		—	6,289		—	6,289	10.6%
Illinois	5,598		—	5,598		—	5,598	9.4%
Colorado	2,389		—	2,389		—	2,389	4.0%
Texas	2,254		—	2,254		—	2,254	3.8%
Arizona	1,045		—	1,045		—	1,045	1.8%
Oregon	620		(1)	619		—	619	1.0%
Maryland	772		—	772		—	772	1.3%
Georgia	463		—	463		—	463	0.8%
Ohio	618		—	618		—	618	1.1%
Kentucky	468		—	468		—	468	0.8%
Kansas	279		—	279		—	279	0.5%
Virginia	228		—	228		—	228	0.4%

Total industrial	36,183		(1)	36,182		—	36,182	61.1%

Office
Northern California	4,502		2	4,504		—	4,504	7.6%
Southern California	1,807		—	1,807		—	1,807	3.0%
Colorado	971		—	971		—	971	1.6%
Illinois	1,114		—	1,114		—	1,114	1.9%
Texas	1,672		—	1,672		—	1,672	2.8%
Oregon	24		—	24		—	24	0.1%

Total office	10,090		2	10,092		—	10,092	17.0%

Retail
Northern California	2,424		—	2,424		324	2,748	4.6%
Southern California	709		—	709		—	709	1.2%
Colorado	248		—	248		—	248	0.4%
Arizona	(3)		—	(3)		—	(3)	0.1%
Oregon	113		—	113		—	113	0.2%

Total retail	3,491		—	3,491		324	3,815	6.5%

Ground leases, easements and other	6,543		—	6,543		—	6,543	11.0%
Train stations	85		—	85		—	85	0.1%
Interim properties	(292)		—	(292)		—	(292)	-0.5%

Subtotal	56,100		1	56,101		324	56,425	95.2%

Equity in earnings of operating JV’s, net	2,833		—	2,833		—	2,833	4.8%

Total	$58,933		$1	$58,934		$324	$59,258	100.0%

(1)	Includes discontinued operations.
(2)	Full quarter NOI is calculated as current quarter’s actual NOI adjusted for the following:
(a)	removal of NOI for properties sold,
(b)	removal of NOI for properties placed in service/purchased during the quarter, and
(c)	addition of a full quarter of NOI for those properties placed in service/purchased during the quarter.

Full Quarter NOI - detail by type

(In thousands)

(unaudited)

	Industrial	Office	Retail	Ground Lease	Train Stations	Other	Total
Q1 2005 NOI - Full Quarter (a)	$36,182	$10,092	$3,815	$6,543	$85	$(292)	$56,425

Core Segment Development (b)	2,400	232	189	—	—	—	2,821
Incremental Pac Commons Retail NOI (c)	—	—	1,080	150	—	—	524
Cisco Ground Lease (d)	—	—	—	(771)	—	—	(771)
S/L Rent Adjustment (e)	368	(189)	(143)	(706)	—	—	(670)
G&A Allocation to property operating costs (f)	1,831	669	204	308	49	4	3,065

Notes:

(a)	See page 19
(b)	$111.1 million at 10.2% return on cost, of which $5.1 million is Pacific Commons retail at 14.8% return on cost.
(c)	New retail (projected cost of $33.2 million and an estimated return on cost of 12.3%) and ground leases not yet under development
(d)	Cisco ground lease payment of $0.771 million per quarter relates to prepaid rent amortization
(e)	S/L rent adjustment based on Q1 2005 actual of $670K
(f)	G&A allocated to property operating costs was $3.065 million in Q1 2005

Buildings Owned and Occupancy as of March 31, 2005

(In thousands, except for percentages)

	SF Owned	SF Occupied	% Occupied
Industrial
Southern California	14,208	14,138	99.5%
Illinois	6,385	6,359	99.6%
Northern California	5,023	4,045	80.5%
Texas	3,264	3,060	93.8%
Colorado	2,353	2,210	93.9%
Arizona	1,123	1,104	98.3%
Georgia	980	980	100.0%
Ohio	966	942	97.5%
Kentucky	549	549	100.0%
Oregon	545	448	82.2%
Maryland	471	471	100.0%
Kansas	293	293	100.0%
Virginia	252	252	100.0%
Total Industrial	36,412	34,851	95.7%

Office
Texas	871	848	97.4%
Northern California	807	629	77.9%
Illinois	594	440	74.1%
Southern California	524	438	83.6%
Colorado	273	273	100.0%
Oregon	57	31	54.4%
Total Office	3,126	2,659	85.1%

Retail
Northern California	677	653	96.5%
Southern California	216	197	91.2%
Colorado	100	85	85.0%
Arizona	74	16	21.6%
Oregon	37	30	81.1%
Total Retail	1,104	981	88.9%

Total
Southern California	14,948	14,773	98.8%
Northern California	6,507	5,327	81.9%
Illinois	6,979	6,799	97.4%
Texas	4,135	3,908	94.5%
Colorado	2,726	2,568	94.2%
Arizona	1,197	1,120	93.6%
Georgia	980	980	100.0%
Ohio	966	942	97.5%
Oregon	639	509	79.7%
Kentucky	549	549	100.0%
Maryland	471	471	100.0%
Kansas	293	293	100.0%
Virginia	252	252	100.0%
Total	40,642	38,491	94.7%

Lease Expirations by Square Feet and Monthly Base Rent

As of March 31, 2005

(In thousands, except for percentages)

Square Feet

	Industrial		Office		Retail		Total
	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total
2005	3,733	10.7%	672	25.2%	82	8.4%	4,487	11.7%
2006	3,423	9.8%	175	6.6%	30	3.1%	3,628	9.4%
2007	3,134	9.0%	494	18.6%	21	2.1%	3,649	9.5%
2008	3,309	9.5%	223	8.4%	103	10.5%	3,635	9.4%
2009	4,579	13.2%	314	11.8%	216	22.0%	5,109	13.4%
2010	4,210	12.1%	73	2.7%	46	4.7%	4,329	11.2%
2011	3,837	11.0%	137	5.2%	28	2.9%	4,002	10.4%
2012	3,814	10.9%	145	5.5%	16	1.6%	3,975	10.3%
2013	1,695	4.9%	74	2.8%	3	0.3%	1,772	4.6%
2014+	3,117	8.9%	352	13.2%	436	44.4%	3,905	10.1%

	34,851	100.0%	2,659	100.0%	981	100.0%	38,491	100.0%

Monthly Base Rent - as of March 2005

	Industrial		Office		Retail		Total
	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total
2005	1,461	11.7%	688	15.1%	119	8.8%	2,268	12.3%
2006	1,337	10.8%	321	7.1%	53	3.9%	1,711	9.3%
2007	1,262	10.1%	699	15.4%	42	3.1%	2,003	10.9%
2008	1,260	10.1%	312	6.9%	105	7.7%	1,677	9.1%
2009	1,413	11.3%	464	10.2%	295	21.7%	2,172	11.8%
2010	1,478	11.8%	113	2.5%	88	6.5%	1,679	9.1%
2011	1,189	9.5%	194	4.3%	44	3.2%	1,427	7.8%
2012	1,427	11.4%	229	5.0%	39	2.9%	1,695	9.2%
2013	759	6.1%	97	2.1%	10	0.7%	866	4.7%
2014+	903	7.2%	1,430	31.4%	565	41.5%	2,898	15.8%

	$12,489	100.0%	$4,547	100.0%	$1,360	100.0%	$18,396	100.0%

Industrial Lease Expirations by State (in Square Feet)

As of March 31, 2005

(In thousands)

Square Feet

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014+	Total
S. California
Square feet	1,737	1,448	1,628	1,324	2,718	1,495	1,570	310	520	1,388	14,138
% of leased SF	5.0%	4.2%	4.7%	3.8%	7.8%	4.3%	4.5%	0.9%	1.5%	4.0%	40.6%

Illinois
Square feet	602	111	44	985	542	612	974	922	—	1,567	6,359
% of leased SF	1.7%	0.3%	0.1%	2.8%	1.6%	1.8%	2.8%	2.6%	0.0%	4.5%	18.2%

N. California
Square feet	604	522	526	333	90	516	—	754	700	—	4,045
% of leased SF	1.7%	1.5%	1.5%	1.0%	0.3%	1.5%	0.0%	2.2%	2.0%	0.0%	11.6%

Texas
Square feet	277	162	343	113	57	743	424	941	—	—	3,060
% of leased SF	0.8%	0.5%	1.0%	0.3%	0.2%	2.1%	1.2%	2.7%	0.0%	0.0%	8.8%

Colorado
Square feet	110	300	125	333	372	182	527	201	—	60	2,210
% of leased SF	0.3%	0.9%	0.4%	1.0%	1.1%	0.5%	1.5%	0.6%	0.0%	0.2%	6.3%

Arizona
Square feet	80	383	117	221	35	166	—	—	—	102	1,104
% of leased SF	0.2%	1.1%	0.3%	0.6%	0.1%	0.5%	0.0%	0.0%	0.0%	0.3%	3.2%

Georgia
Square feet	—	—	—	—	342	296	342	—	—	—	980
% of leased SF	0.0%	0.0%	0.0%	0.0%	1.0%	0.8%	1.0%	0.0%	0.0%	0.0%	2.8%

Ohio
Square feet	305	421	216	—	—	—	—	—	—	—	942
% of leased SF	0.9%	1.2%	0.6%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.7%

Kentucky
Square feet	—	—	—	—	334	—	—	215	—	—	549
% of leased SF	0.0%	0.0%	0.0%	0.0%	1.0%	0.0%	0.0%	0.6%	0.0%	0.0%	1.6%

Oregon
Square feet	18	27	114	—	89	200	—	—	—	—	448
% of leased SF	0.1%	0.1%	0.3%	0.0%	0.3%	0.6%	0.0%	0.0%	0.0%	0.0%	1.3%

Maryland
Square feet	—	—	—	—	—	—	—	471	—	—	471
% of leased SF	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.4%	0.0%	0.0%	1.4%

Kansas
Square feet	—	49	21	—	—	—	—	—	223	—	293
% of leased SF	0.0%	0.1%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.0%	0.8%

Virginia
Square feet	—	—	—	—	—	—	—	—	252	—	252
% of leased SF	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.7%	0.0%	0.7%

Total Industrial
Square feet	3,733	3,423	3,134	3,309	4,579	4,210	3,837	3,814	1,695	3,117	34,851
% of leased SF	10.7%	9.8%	9.0%	9.5%	13.1%	12.1%	11.0%	10.9%	4.9%	8.9%	100.0%

Industrial Lease Expirations by State (in Monthly Base Rent)

As of March 31, 2005

(In thousands)

Monthly Base Rent

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014+	Total
S. California
Monthly base rent	$738	$607	$701	$519	$854	$575	$517	$115	$196	$437	$5,259
% of total rents	5.9%	4.9%	5.6%	4.2%	6.8%	4.6%	4.1%	0.9%	1.6%	3.5%	42.1%

Illinois
Monthly base rent	$195	$41	$19	$304	$177	$201	$293	$285	$—	$390	$1,905
% of total rents	1.6%	0.3%	0.2%	2.4%	1.4%	1.6%	2.3%	2.3%	0.0%	3.1%	15.3%

N. California
Monthly base rent	$331	$274	$269	$213	$31	$254	$—	$337	$397	$—	$2,106
% of total rents	2.7%	2.2%	2.2%	1.7%	0.2%	2.0%	0.0%	2.7%	3.2%	0.0%	16.9%

Texas
Monthly base rent	$55	$50	$86	$26	$20	$160	$112	$308	$—	$—	$817
% of total rents	0.4%	0.4%	0.7%	0.2%	0.2%	1.3%	0.9%	2.5%	0.0%	0.0%	6.5%

Colorado
Monthly base rent	$39	$122	$49	$136	$129	$81	$196	$75	$—	$22	$849
% of total rents	0.3%	1.0%	0.4%	1.1%	1.0%	0.6%	1.6%	0.6%	0.0%	0.2%	6.8%

Arizona
Monthly base rent	$21	$127	$42	$62	$9	$51	$—	$—	$—	$54	$366
% of total rents	0.2%	1.0%	0.3%	0.5%	0.1%	0.4%	0.0%	0.0%	0.0%	0.4%	2.9%

Georgia
Monthly base rent	$—	$—	$—	$—	$67	$60	$71	$—	$—	$—	$198
% of total rents	0.0%	0.0%	0.0%	0.0%	0.5%	0.5%	0.6%	0.0%	0.0%	0.0%	1.6%

Ohio
Monthly base rent	$73	$99	$44	$—	$—	$—	$—	$—	$—	$—	$216
% of total rents	0.6%	0.8%	0.4%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.7%

Kentucky
Monthly base rent	$—	$—	$—	$—	$91	$—	$—	$57	$—	$—	$148
% of total rents	0.0%	0.0%	0.0%	0.0%	0.7%	0.0%	0.0%	0.5%	0.0%	0.0%	1.2%

Oregon
Monthly base rent	$9	$11	$49	$—	$35	$96	$—	$—	$—	$—	$200
% of total rents	0.1%	0.1%	0.4%	0.0%	0.3%	0.8%	0.0%	0.0%	0.0%	0.0%	1.6%

Maryland
Monthly base rent	$—	$—	$—	$—	$—	$—	$—	$250	$—	$—	$250
% of total rents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.0%	0.0%	0.0%	2.0%

Kansas
Monthly base rent	$—	$6	$3	$—	$—	$—	$—	$—	$88	$—	$97
% of total rents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.7%	0.0%	0.8%

Virginia
Monthly base rent	$—	$—	$—	$—	$—	$—	$—	$—	$78	$—	$78
% of total rents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.0%	0.6%

Total Industrial
Monthly base rent	$1,461	$1,337	$1,262	$1,260	$1,413	$1,478	$1,189	$1,427	$759	$903	$12,489
% of total rents	11.7%	10.7%	10.1%	10.1%	11.3%	11.8%	9.5%	11.4%	6.1%	7.2%	100.0%

Ten Largest Tenants

(Based on GAAP rents)

Customer	State	Building Type	% of Total Base Rent as of March 2005
The Gap (a)	CA	Office/Retail	6.6%
APL Logistics, Inc.	CA, IL, GA, TX, KY	Industrial	5.7%
Ford Motor Company	CA, TX, KS, VA, CO	Industrial	2.9%
Exel Corporation	CA	Industrial	1.9%
J.C. Penney Company	TX	Office	1.9%
Kellogg’s USA, Inc. (b)	IL, CA, CO	Industrial	1.9%
Office Depot, Inc.	CA	Industrial/Retail	1.6%
Home Depot USA, Inc. (c)	CA	Industrial/Retail	1.6%
Mission Place, LLC	CA	Ground Lease	1.5%
Gillette Company	CA, IL	Industrial	1.4%
Total			27.0%

(a)	Includes 17,000 SF lease doing business as Old Navy
(b)	Includes 450,000 SF lease and 81,000 SF lease doing business as Kellogg Sales Company
(c)	Includes 117,000 SF lease doing business as Home Expo

Office Buildings over 100,000 Square Feet

(In thousands, except percentages)

(Unaudited)

Property	City	NOI for Quarter March 31, 2005	Square Feet	% Leased
The Gap Building	San Francisco, CA	$3,371	283	100.0%
Santa Fe Building	Chicago, IL	722	380	71.2%
South Bay Center	San Jose, CA	1,037	427	65.0%
Park Central	Dallas, TX	1,139	701	96.7%
Circle Point Corp. Center	Westminster, CO	971	273	100.0%
Gateway Office Center	Coppell, TX	325	102	100.0%
Prairie Glen Corp. Campus	Glenview, IL	221	116	73.6%

Remaining Office Portfolio		2,304	844	81.7%

		$10,090	3,126	85.1%

Ground Leases/Easements

(In thousands)

(Unaudited)

	NOI for Quarter March 31, 2005		Purchase Option Price
Ground Leases/Easements with Purchase Options *	$1,450		$91,076
Pacific Commons Office Park lease **	658		147,603
Pacific Commons Retail Ground leases	596		—
Ground Leases/Easements without Purchase Options	3,839		n/a
Other	—		—

	$6,543	***	$238,679

*	Includes 6 leases with purchase options that can be exercised at various times. The estimated purchase prices are based on the assumption that the options would be exercised at the end of Q1 05. A seventh lease has a purchase option at FMV.
**	Lease has a $92.5 M prepaid rent balance that would be applied to the purchase price
***	Percentage Rent for Ground Leases was $478K in the quarter, compared to $355K in Q404 and $1,025K in Q104.

Core Segment Land Inventory

(Based on square feet, in thousands)

		Year to Date Activity
Project Name	Location	12/31/04 Square Feet	Adjustments	Acquisitions	Sales/ Leases	Development	03/31/05 Square Feet
Southern California
Kaiser Commerce Center	San Bernardino County	245	—	—	—	—	245
Crossroads Business Park	Ontario	2,058	—	—	—	—	2,058
Rancho Pacific Distribution Centre	Rancho Cucamonga	193	—	—	(193)	—	(0)
San Bernardino	San Bernardino	105	—	—	—	—	105
Pacific Center	Anaheim	44	—	—	—	—	44

Subtotal Southern California		2,645	—	—	(193)	—	2,452

Northern California
Pacific Commons	Fremont	1,546	—	—	—	—	1,546
Duck Creek	Stockton	2,100	—	—	—	—	2,100
Spreckels Business Park	Manteca	350	—	—	—	—	350

Subtotal Northern California		3,996	—	—	—	—	3,996

Subtotal California		6,641	—	—	(193)	—	6,448

Illinois
Minooka	Minooka	5,501	(118)	—	—	—	5,383
Internationale Centre	Woodridge	700	—	—	(95)	—	605
Prairie Glen Corporate Campus	Glenview	70	—	—	—	—	70
Joliet	Joliet	403	—	—	—	—	403

Subtotal Illinois		6,674	(118)	—	(95)	—	6,461

Texas
Hobby Business Park	Houston	1,529	—	—	—	—	1,529
Gateway Corporate Center	Coppell	1,178	—	—	—	—	1,178
Stellar Way Business Park	Grand Prairie	635	—	—	—	—	635
Gateway East Business Park	Garland	690	—	—	—	—	690
Plano	Plano	450	—	—	—	—	450
RMMA	Austin	—	—	—	—	—	—

Subtotal Texas		4,482	—	—	—	—	4,482

Other
Eastgate	Aurora, CO	4,300	—	—	—	—	4,300
Stapleton Business Park	Denver, CO	150	—	—	—	—	150
South Shore Corp. Park	Portland / Gresham, OR	617	—	—	—	—	617
Circle Point Corporate Center	Westminster, CO	280	—	—	—	—	280
Cedar Grove Business Park	Louisville, KY	530	—	—	—	—	530
Douglas Hill Business Park	Atlanta, GA	356	—	—	—	—	356
Quakertown, PA	Milford, Bucks County, PA	1,000	150	—	—	—	1,150
Port Reading Business Park	Carteret & Woodbridge, NJ	3,279	(1)	—	—	—	3,278
Elizabeth Seaport Business Park	Elizabeth, NJ	—	—	1,082	—	—	1,082

Subtotal Other		10,512	149	1,082	—	—	11,743

Subtotal Outside of California		21,667	31	1,082	(95)	—	22,685

Total Owned Land		28,308	31	1,082	(288)	—	29,133

Option/Controlled Land
Alameda (FISC)	Alameda, CA	1,300	—	—	—	—	1,300
Prairie Glen Corporate Campus	Glenview, IL	298	—	—	—	—	298
Robert Mueller Municipal Airport (1)	Austin, TX	—	3,230	—	—	—	3,230

Total Inventory		29,907	3,261	1,082	(288)	—	33,962

(1) Does not include 4,600 residential units

Core Land Inventory by Type:
Industrial		25,311	31	1,082	(288)	—	26,136
R&D/Office		4,526	2,730	—	—	—	7,256
Retail		70	500	—	—	—	570

Total Core Land Inventory		29,907	3,261	1,082	(288)	—	33,962

Core Segment

Construction Starts and Completions

(In square feet)

Construction Starts - YTD March 31, 2005

Location		Start Date	% Leased	Square Feet
There were no construction starts during the first quarter.

Total construction starts				—

(1) Total to be added to portfolio				—
(2) Total build to sell				—
(3) Total design build for fee only				—
(4) Total joint venture				—

Construction Completions - YTD March 31, 2005

Location		Completion Date	% Leased	Square Feet
Fremont	CA	Jan-05	90%	80,000	(1)
Fremont	CA	Feb-05	91%	23,000	(1)
Fontana	CA	Mar-05	Build to sell	105,000	(2)

Total completions				208,000

(1) Total to be added to portfolio				103,000
(2) Total build to sell				105,000
(3) Total design build for fee only				—
(4) Total joint venture				—

Core Segment

Under Construction

(In square feet)

Under Construction - First Quarter 2005

Location		Building Type	Start	Estimated Completion Date Date	% Leased	Square Feet
Denver	CO	Industrial	Jan-04	May-05	67%	348,000	(1)
Carteret	NJ	Industrial	Apr-04	Apr-06	0%	362,000	(1)
Los Angeles	CA	Office	May-04	Dec-05	Joint venture	321,000	(4)
Atlanta	GA	Industrial	Aug-04	Feb-06	35%	428,000	(1)
Glenview	IL	Office	Aug-04	Jul-05	100%	49,000	(1)
Minooka	IL	Industrial	Sep-04	Oct-05	Build-to-Sell	456,000	(2)
Fontana	CA	Industrial	Sep-04	Jun-05	Build-to-Sell	335,000	(2)
San Bernardino	CA	Industrial	Oct-04	Jul-06	37%	758,000	(1)
Manteca	CA	Industrial	Oct-04	Sep-05	Build-to-Sell	96,000	(2)
Fontana	CA	Industrial	Oct-04	May-06	0%	545,000	(1)
Grand Prairie	TX	Industrial	Nov-04	Apr-05	100%	138,000	(1)
Los Angeles	CA	Office	Dec-04	Dec-05	Joint venture	206,000	(4)
Fremont	CA	Retail	Dec-04	Sep-05	0%	7,000	(1)
Fremont	CA	Retail	Dec-04	Jun-05	100%	14,000	(1)

Total						4,063,000

(1) Total to be added to portfolio					33%	2,649,000
(2) Total build to sell						887,000
(3) Total design build for fee only						—
(4) Total joint venture						527,000

Work-in-Process

As of March 31, 2005 and December 31, 2004

(In thousands)

Work-in-Process - March 31, 2005	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	2,649	887	3,536

Land costs	$19,166	$7,851	$27,017
Buildings costs	54,933	16,040	70,973

Spent-to-date	74,099	23,891	97,990
Forecast to complete	36,999	12,961	49,960

Total	$111,098	$36,852	$147,950

Work-in-Process - December 31, 2004	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	2,752	992	3,744

Land costs	$24,127	$9,030	$33,157
Buildings costs	56,998	7,469	64,467

Spent-to-date	81,125	16,499	97,624
Forecast to complete	55,664	26,580	82,244

Total	$136,789	$43,079	$179,868

Urban, Residential & Other Segment

Summary of remaining of non-core assets

•	The remaining development land at Los Angeles Union Station (36.5 acres entitled for 5.3 million square feet). The book value for the development land at LAUS is $51.2 million as of March 31, 2005.

•	Parkway, a residential community development in Sacramento, California, which will be substantially complete by the end of 2005. The book value for Parkway is $1.6 million as of March 31, 2005.

•	Serrano, a residential community development in Sacramento, California, which Catellus is currently negotiating to sell. The book value for Serrano is $13.2 million as of March 31, 2005.

•	Cash flow from tax increment and profit participation at Victoria-by-the-Bay, a completed residential development in Hercules, California. The tax increment cash flow is expected to total $3.5 million annually by 2008, at full build-out, and grow annually through 2044, as property assessments increase. The book value of the Hercules tax increment cash flow is $18.1 million as of March 31, 2005.

Operating Joint Ventures

(Dollars in thousands)

(Unaudited)

March 31, 2005

CDX ownership %	International Rivercenter (1) 25%	New Orleans Rivercenter (2) 42%	Pacific Market Investment Corporation (3) 50%	Torrance Investment Company (4) 67%	Total
	For the quarter ended March 31, 2005
Revenue	33,939	290	5,463	1,008	40,700
Operating expenses	(19,530)	(141)	(3,579)	(344)	(23,594)
Interest	(3,438)	—	(663)	(226)	(4,327)
Depreciation	(2,467)	—	(476)	(177)	(3,120)

Income	$8,504	$149	$745	$261	$9,659

CDX income from operating joint ventures	2,138	47	373	275	2,833

Total joint venture debt	148,648	—	40,413	11,212	200,273

CDX share of joint venture debt	37,400	—	20,207	7,475	65,081

(1)	International Rivercenter owns the 1,600-room New Orleans Hilton Hotel on and adjacent to the Lower Poydras Wharf in New Orleans, Louisiana.
(2)	New Orleans Rivercenter owns a 75% undivided interest in an 8.5-acre parcel of land.
(3)	Pacific Market Investment Company owns a 337-room Embassy Suites Hotel in San Diego, California.
(4)	Torrance Investment Company owns two office buildings totaling 202,000 square feet on 14 acres of land in Torrance, California.

Definitions

Construction completion A building is considered complete at the earlier of twelve months after completion of the shell or rent commencement on 50% of the space.

EBITDA is calculated by adding the interest, taxes, depreciation and amortization for both continuing and discontinued operations to net income.

Fixed charge coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations, less non-cash interest incurred (amortization of deferred loan fees), plus regularly scheduled principal amortization.

Funds from operations (“FFO”)

The company provides a supplemental performance measure of Funds From Operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), which Catellus believes provides a useful measure, along with GAAP net income, of its operating performance. Additionally, the company provides FFO in two segments: Core and Urban/Residential/Other. The first segment, or Core Segment, reflects the focal part of Catellus’ business that it expects will be ongoing and central to its future operations. The second segment, or Urban/Residential/Other Segment, reflects the company’s urban and residential businesses, including residential lot development, urban development, and desert land sales, which the company intends to transition out of over time. This segment also includes REIT conversion costs, including third party costs, and the effects of the stock option exchange.

While FFO is a relevant and widely used measure of operating performance of equity REITs, other equity REITs may use different methodologies for calculating FFO and, accordingly, FFO as disclosed by other REITs may not be comparable to FFO as used by us. FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles. Further, FFO is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to cash flows from operations as a measure of liquidity. We believe that FFO provides relevant information about our operations and is useful, along with net income, for an understanding of our operating activities.

Interest coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations less non-cash interest (amortization of deferred loan fees).

Monthly base rent is computed on a GAAP basis.

Net operating income (NOI) represents revenue less property operating costs (including the portion from discontinued operations) and equity in earnings of operating joint ventures, net (as reflected in the accompanying statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio.

Recurring capital expenditure is the cost associated with re-tenanting leasable space including building improvements, tenant improvements and lease commissions.

Same space properties are properties that have been owned and operated for both the current and preceding years.

Same space net operating income represents GAAP basis rental revenue less property operating costs with adjustments to revenue or expenses for one-time, unusual, or non-recurring items such as receipt of lease termination fees.

Straight line rent adjustments is the adjustment to income for the difference between —(a) the total of the rents anticipated to be received over the life of the contractual lease (including contractual rent increases) divided by the number of months in the lease times the number of months in the period being measured, and (b) the actual rents due for the period being measured.

Total market capitalization is total market value of a company’s outstanding common stock and indebtedness.

Except for historical matters, the matters discussed in this release are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements about plans, opportunities, and development. We caution you not to place undue reliance on these forward-looking statements, which reflect our current beliefs and are based on information currently available to us. We do not undertake any obligation to publicly revise these forward-looking statements to reflect future events or changes in circumstances, except as may be required by law. These forward-looking statements are subject to risks and uncertainties that could cause our actual results, performance, or achievements to differ materially from those expressed in or implied by these statements. In particular, among the factors that could cause actual results to differ materially are: changes in the real estate market or in general economic conditions, including a worsening economic slowdown or recession; non-renewal of leases by tenants or renewal at lower than expected rates; difficulties in identifying properties to acquire and in effecting acquisitions on advantageous terms and the failure of acquisitions to perform as we expect; our failure to divest of properties on advantageous terms or to timely reinvest proceeds from any such divestitures; our failure to qualify and maintain our status as a real estate investment trust under the Internal Revenue Code of 1986; product and geographical concentration; industry competition; availability of financing and changes in interest rates and capital markets; changes in insurance markets; losses in excess of our insurance coverage; discretionary government decisions affecting the use of land, including the issuance of permits, and delays resulting therefrom; changes in the management team; weather conditions and other natural occurrences that may affect construction or cause damage to assets; changes in income taxes or tax laws; environmental uncertainties, including liability for environmental remediation and changes in environmental laws and regulations; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of parties to reach agreement on definitive terms or to close transactions; increases in the cost of land and construction materials and availability of properties for future development; limitations on, or challenges to, title to our properties; risks related to the financial strength of joint venture projects and co-owners; changes in policies and practices of organized labor groups; shortages or increased costs of electrical power; risks and uncertainties affecting property development and renovation (including construction delays and cost overruns); other risks inherent in the real estate business; and acts of war, other geopolitical events and terrorists activities that could adversely affect any of the above factors.

For further information, including more detailed risk factors, you should refer to Catellus Development Corporation’s annual report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission.